Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Amendment to the Quarterly Report of First Horizon Pharmaceutical Corporation (the "Company") on Form 10-Q/A for the quarter ending June 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I Balaji Venkataraman, Executive Vice President, Chief Financial Officer, Chief Operating Officer and Secretary of the Company, certify, pursuant to 18. U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Balaji Venkataraman
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Balaji Venkataraman
Executive Vice President, Chief Financial
Officer, Chief Operating Officer and Secretary
August 16, 2002